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                                                                    Exhibit 10.2

                                 EXHIBIT 7.8                                 ASE

                          REGISTRATION RIGHTS AGREEMENT

                            DATED: SEPTEMBER 27, 1996

                  With reference to that certain Agreement and Plan of Merger dated September 11, 1996 by and among (i) Commodore Applied Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware ("CXI"); (ii) CXI-ASE Acquisition Corp., a corporation organized and existing under the laws of Delaware and a wholly owned subsidiary of CXI ("Acquisition"); A.S. Environmental, Inc., a corporation organized and existing under the laws of Delaware ("ASE"); and (iv) the owners of all of the issued and outstanding shares of capital stock of ASE listed on the signature pages hereto (the "ASE Shareholders"), whereby the ASE Shareholders and Commodore have agreed that Acquisition will be merged with and into ASE, pursuant to which merger the ASE Shareholders will surrender the issued and outstanding shares of Common Stock of ASE in exchange for shares of the Common Stock of CXI to be issued to the ASE Shareholders, and in order to induce the ASE Shareholders to enter into the Agreement and Plan of Merger, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  1. (a) If, at any time on or after September 27, 1996 CXI proposes to register any of its equity securities under the Securities Act of 1933, as amended (the "Securities Act"), on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect) (the "Registration Statement") for purposes of a sale by CXI of such equity securities for its own account, on each such occasion CXI shall give prompt written notice of its intention to do so to each of the ASE Shareholders (collectively, the "Stockholders" and individually, a "Stockholder") who holds of record shares of the Common Stock of CXI issued pursuant to the Agreement and Plan of Merger (the "Registrable Securities"). Upon the written request of any such Stockholder, given within fifteen (15) days following the receipt of any such written notice (which request shall specify the Registrable Securities intended to be disposed of by such Stockholder and the intended method of distribution thereof), CXI will use its best efforts to include in such registration statement any or all of the Registrable Securities identified by the Stockholder requesting such registration in such notice to the extent necessary to permit the sale or other disposition of the shares constituting Registrable Securities to be so registered. Any Stockholder shall have the right to withdraw a request to include Registrable Securities in any registration statement filed pursuant to this Section 1(a) by giving written notice to CXI of its election to withdraw such request at least five (5) days prior to the proposed filing date of such registration statement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) as to the Stockholders, such securities may be sold under Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by CXI, or (iv) such securities shall have ceased to be outstanding.



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                           (b) If the managing underwriter for any offering of
Registrable Securities effected pursuant to Section 1(a) of this Agreement shall advise CXI and the holders of Registrable Securities in writing that the inclusion in any registration effected pursuant to this Agreement of some or all of the Registrable Securities sought to be registered creates a substantial risk that the proceeds or the price per unit CXI or such Stockholders will derive from such offering will be reduced or that the number of securities to be registered (including those sought to be registered at the instance of CXI as well as those sought to be registered by Stockholders holding Registrable Securities) is too large a number to be reasonably sold, CXI will include in such registration to the extent which CXI is so advised they can be sold in such offering (the "Maximum Number"), either (i) the number of securities sought to be registered by each seller (which term shall include CXI and each Stockholder holding Registrable Securities) pro rata among such sellers in proportion to the number of securities sought to be registered by all such sellers or, at the option of CXI, (ii) (A) first, securities to be registered at the instance of CXI, and (B) second, if the number of securities to be registered under clause
(A) is less than the Maximum Number, securities to be registered by all other sellers pro rata as aforesaid.

                  2. Until a Registration Statement has become effective under the Securities Act with respect to any Registrable Securities, each certificate representing such Registrable Securities, and all certificates and instruments issued in transfer thereof, shall be endorsed with the following restrictive legend:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED, EXCEPT IF REGISTERED UNDER APPLICABLE STATE BLUE SKY OR SECURITIES LAWS OR ANY EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE."

At such time as any Registrable Securities cease to be Registrable Securities pursuant to clauses (i), (ii) or (iii) of Section 1(a), CXI shall, upon the request of any Stockholder with respect to such securities, issue to such Stockholder a replacement certificate without such legend in exchange for any such legended certificate.

                  3. If any of a Stockholder's Registrable Securities are registered hereunder, CXI shall furnish to such Stockholder, at CXI's expense, such number of copies of the Registration Statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such Stockholder may reasonably request in order to facilitate the public offering of the Registrable Securities.


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                  4. If any of a Stockholder's Registrable Securities are
registered hereunder, CXI shall promptly, at CXI's expense, use its reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as the Stockholders participating in such registration may reasonably request, except that CXI shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

                  5. If any of a Stockholder's Registrable Securities are registered hereunder, CXI shall notify such Stockholder, promptly after it shall receive notice thereof, of the date and time when the Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed.

                  6. If any of a Stockholder's Registrable Securities are registered hereunder, CXI shall advise such Stockholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for the purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  7. If any of a Stockholder's Registrable Securities are registered hereunder, CXI agrees to bear all Commission registration and filing fees, printing and mailing expenses, NASD filing fees and expenses incurred by any person or entity in connection therewith, fees and disbursements of counsel and accountants for CXI and any underwriters, brokers and dealers and all expenses and fees incident to an application for listing the shares of CXI Common Stock on the American Stock Exchange, and (b) the Stockholders agree to bear, pro rata (or as they may otherwise agree), all fees and disbursements of counsel for Stockholders and any discounts, commissions and fees of any underwriters, brokers and dealers with respect to the Registrable Securities sold in connection with such registration.

                  8. (a) CXI hereby agrees to indemnify and hold harmless each Stockholder from and against, and agrees to reimburse such Stockholder with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which such Stockholder may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that CXI shall not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such Stockholder for use in the preparation thereof.

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                           (b) Each Stockholder hereby agrees to indemnify and
hold harmless CXI, its officers, directors, legal counsel and accountants and each person or entity who controls CXI within the meaning of the Securities Act, from and against, and agrees to reimburse CXI, its officers, directors, legal counsel, accountants and controlling persons or entities with respect to any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which CXI, its officers, directors, legal counsel, accountants or such controlling persons or entities may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by such Stockholder for use in the preparation thereof.

                           (c) If any claim shall be asserted against any person
or entity (an "Indemnified Person") for which such person or entity intends to seek indemnification pursuant to Section 8(a) or (b) from the other party or parties hereto (the "Indemnifying Person"), as the case may be, such Indemnified Person shall give prompt written notice to the Indemnifying Person of the nature of such claim, but the failure to give such notice shall not relieve the Indemnifying Person of its obligations under this Section 8 unless it has or they have been prejudiced substantially thereby. The Indemnifying Person shall have the right to conduct, at it or their expense, through counsel of its or their own choosing, which counsel is approved by the Indemnified Person (which approval may not be unreasonably withheld), the defense of any such claim, and may compromise or settle such claims with the prior consent of the Indemnified Person (which consent shall not be unreasonably withheld); provided, that (i) if the Indemnifying Person does not elect to conduct the defense of any such claim, the Indemnified Person may undertake to conduct the defense of such claim and the Indemnifying Person shall be responsible for the fees and disbursements of the Indemnified Person's legal counsel in connection with such defense and (ii) if the person or entity which is not conducting the defense desires to join in such defense, it may elect to do so at its own cost by retaining legal counsel acceptable to the person or entity conducting the defense (which acceptance shall not be unreasonably withheld).

                  9. The rights and privileges of this Registration Rights Agreement may inure to the benefit of other Stockholders of the Company in addition to the Stockholders who have executed this Registration Rights Agreement; provided, that CXI's obligations to any one or more such Stockholders shall be subject to their execution of an addendum or joinder agreement substantially similar in form and content to this Agreement.

                  10. THIS AGREEMENT SHALL BE CONSTRUED (BOTH AS TO VALIDITY AND PERFORMANCE) AND ENFORCED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO


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AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION.




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                  IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of each party hereto on the date set forth above.

                             COMMODORE APPLIED TECHNOLOGIES, INC.

                             By: /s/ Paul E. Hannesson
                                 --------------------------------------------
                             Name:  Paul E. Hanneson
                             Title:  President

                             STOCKHOLDERS:

                             (1)      First Financial Alliance Partners, Inc.

                             By:/s/ (authorised signatory)
                                 --------------------------------------------
                                    Title:

                             (2)/s/ Tom J. Fatjo, Jr.
                                 --------------------------------------------
                                      Tom J. Fatjo, Jr.

                             (3)/s/ Tom J. Fatjo, III
                                 --------------------------------------------
                                      Tom J. Fatjo, III

                             (4)/s/ Alan B. Harp
                                 --------------------------------------------
                                      Alan B. Harp

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